UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2022

Date of reporting period: March 31, 2022

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), are attached hereto.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2022, Causeway International Value Fund’s (the “Fund’s”) Institutional Class returned -4.47% and Investor Class returned -4.56% compared to the MSCI EAFE Index (Gross) (“Index”) return of -3.21%. Since the Fund’s inception on October 26, 2001, its average annual total returns are 6.76% for the Institutional Class and 6.51% for the Investor Class compared to the Index’s average annual total return of 6.44%. As of March 31, 2022, the Fund had net assets of $6.1 billion.

Performance Review

Global equities continued to rally in the fourth quarter of 2021, kicking off 2022 with a generally favorable backdrop for global economic activity as Covid-related restrictions eased. This environment was upended in late February 2022 by Russia’s invasion of Ukraine. Sanctions from the US and European countries on Russia, ongoing supply chain bottlenecks related to the pandemic, and disruptions to energy and commodity markets exacerbated inflationary pressures. In the US, the Federal Reserve (“Fed”) raised interest rates in March 2022 as expected and indicated that further raises would occur this year. Consumer sentiment dropped sharply as inflation rose. Still, the US labor market is robust, demonstrating strong wage growth, a low unemployment rate, and an increasing labor force participation rate. With inflation near record-high levels and very little slack in the labor market, we expect the Fed will continue to take necessary steps to cool demand. Likewise, in the UK, the Bank of England raised interest rates during the first quarter of 2022. Though inflation has risen well above acceptable levels for central banks in most regions, the invasion posed a dilemma for monetary authorities — particularly for the European Central Bank — stuck between withdrawing accommodative policies to tame inflation or supporting growth in the face of geopolitical unrest. Continental Europe is a significant importer of oil and natural gas from Russia and, therefore, is more vulnerable to economic deceleration as a result of high energy prices. Near-term alternatives to Russian gas are limited, but the European Commission has made ambitious plans to reduce Europe’s dependence on Russian gas through diversification, energy efficiency, and accelerating investments in wind and solar power generation. We currently believe that while the war in Ukraine will impact European economic growth, the fundamentals are still relatively robust – high consumer savings rates during the pandemic, healthy labor markets, and additional fiscal stimulus should temper recession risk. In Japan, the Bank of Japan maintained its easing stance, emphasizing the threats of the war’s impact on growth relative to benign inflation in the country. Currency markets took their cue from central bank interest rate policy, and the yen weakened to levels last seen in early 2015. In China, outbreaks of the Omicron variant during the six-month period and the country’s zero-tolerance Covid policy led to stringent lockdowns, where manufacturing shutdowns exacerbated supply constraints in some sectors. The March 2022 Caixin/Markit Manufacturing PMI was well below expectations, falling from 50.4 to 48.1 — the lowest reading since March 2020. To offset this ultra-strict Covid policy, Chinese authorities continue to support the economy, particularly in the hard-hit property sector. The best performing markets in our investable universe included Norway, Australia, the United Kingdom, Switzerland, and Portugal. The biggest laggards included Ireland, Austria, the Netherlands, New Zealand, and Germany. The best performing sectors in the Index were energy, materials, and utilities, while information technology, consumer discretionary, and industrials were the worst performing Index sectors.

2	Causeway International Value Fund

Fund holdings in the capital goods, materials, banks, automobiles & components, and diversified financials industry groups detracted most from the Fund’s performance relative to the Index. Holdings in the consumer durables & apparel and consumer services industry groups, as well as an overweight position in the energy and pharmaceuticals & biotechnology industry groups and an underweight position in the retailing industry group, contributed to relative performance. The biggest detractor from absolute return was jet engine manufacturer, Rolls-Royce Holdings Plc (United Kingdom). Other notable detractors included rolling stock, signaling, & services provider for the rail industry, Alstom SA (France), robotics manufacturer, FANUC Corp. (Japan), diversified chemicals manufacturer, BASF SE (Germany), and business software & services provider, SAP SE (Germany). The largest contributor to absolute return was energy supermajor, Shell Plc (United Kingdom). Additional top contributors included electric utility provider, RWE AG (Germany), luxury goods manufacturer & retailer, Compagnie Financiere Richemont (Switzerland), financial services company, Zurich Insurance Group (Switzerland), and integrated oil & gas company, TotalEnergies SE (France).

Significant Portfolio Changes

The largest decreases included full sales of diversified chemicals manufacturer, BASF SE (Germany), industrial conglomerate, Siemens AG (Germany), and airliner manufacturer, Airbus SE (France), as well as reduced exposures to luxury goods manufacturer & retailer, Compagnie Financiere Richemont (Switzerland) and Takeda Pharmaceutical Co., Ltd. (Japan). Significant purchases included new additions of household & personal care products company, Reckitt Benckiser Group (United Kingdom), rail operator, Canadian National Railway Co (Canada), pharmaceutical & consumer healthcare company, GlaxoSmithKline Plc (United Kingdom), and diversified healthcare equipment & services provider, Koninklijke Philips NV (Netherlands), as well as increased exposure to life insurer, Prudential Plc (United Kingdom).

Fund exposures to currencies, industries, and countries are largely a by-product of our bottom-up stock selection process. The Fund’s weights relative to the Index in the household & personal products, consumer services, and commercial & professional services industry groups increased the most relative to the beginning of the period, while relative weights in the materials, capital goods, and banks industry groups were the greatest decreases. As of March 31, 2022, the three largest industry group exposures from an absolute perspective for the Fund were to the pharmaceuticals & biotechnology, banks, and capital goods industry groups. From a regional perspective, the most notable weight changes relative to the Index included higher exposures to the United Kingdom, South Korea, and Sweden. The most significantly reduced relative country weights included Germany, Switzerland, and France.

Investment Outlook

With policymakers on track to tighten monetary conditions, we expect a compression of the highest valuation multiples for speculative growth stocks. The sobering effect on equity markets as liquidity is removed should favor a valuation-based investing approach. The Russian attack triggered sell-offs in what we see as high-quality portfolio companies, presenting us with a chance to lower average costs. The subsequent “risk-off” sentiment led to the selling of cyclical stocks, notably those in the Covid recovery category, such as travel, aerospace, leisure, and hospitality. We

Causeway International Value Fund	3

believe markets are pricing in a second-order effect that assumes that the additional inflation caused by the invasion will be met by severe monetary tightening and negative real gross domestic product growth in most non-commodity exporting countries. In our view, even if Europe tumbles into recession, many of its financial and industrial sector stocks (the most cyclical) increasingly discount such an outcome. Traditionally, buying cyclical stocks into a recession has often proven fruitful given their sizable outperformance as markets look forward and anticipate economic recovery. After such an enormous flood of global monetary expansion, capped by the pandemic period, many market participants appear to have forgotten about cycles. We remember them vividly and have started positioning the Fund’s portfolio to potentially take advantage of the future recovery.

We thank you for your continued confidence in Causeway International Value Fund.

March 31, 2022

Brian Cho	Jonathan Eng	Harry Hartford
Portfolio Manager	Portfolio Manager	Portfolio Manager

Sarah Ketterer	Ellen Lee	Conor Muldoon
Portfolio Manager	Portfolio Manager	Portfolio Manager

Steven Nguyen	Alessandro Valentini
Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

A company may reduce or eliminate its dividend, causing losses to the Fund.

4	Causeway International Value Fund

March 31, 2022

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date*
Institutional Class	-3.42%	5.82%	4.65%	5.16%	6.76%
Investor Class	-3.62%	5.58%	4.42%	4.92%	6.51%
MSCI EAFE Index (Gross)	1.65%	8.29%	7.23%	6.77%	6.44%

*	Inception is October 26, 2001.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect during certain periods. In the absence of such fee waivers, total return would have been reduced. The contractual expense limits are in effect until January 31, 2023. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 27, 2022 prospectus, the Fund’s annualized gross ratios of expenses in relation to average net assets were 0.89% and 1.14% for the Institutional Class and Investor Class, respectively, and the Fund’s annualized ratios of expenses in relation to net assets after fee waivers and reimbursements were 0.85% and 1.10% for the Institutional Class and Investor Class, respectively. For more information, please see the prospectus.

The MSCI EAFE Index (Gross) (the “Index”) is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance excluding the U.S. and Canada, consisting of 21 stock markets in Europe, Australasia and the Far East. The Index is gross of withholding taxes and assumes reinvestment of dividends and capital gains. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway International Value Fund	5

SCHEDULE OF INVESTMENTS (000)*

March 31, 2022 (Unaudited)

Causeway International Value Fund	Number of Shares	Value

COMMON STOCK

Canada — 2.2%

Air Canada, Class A1	3,192,500	$61,927

Alimentation Couche-Tard Inc.	82,400	3,712

Canadian National Railway Co.	504,073	67,619

		133,258

China — 0.5%

Beijing Capital International Airport Co. Ltd., Class H1	56,452,000	32,816

France — 15.4%

Air Liquide SA	243,686	42,632

Alstom S.A.	4,341,646	101,590

AXA SA	4,138,448	121,151

BNP Paribas SA	554,714	31,699

Carrefour SA	1,298,327	28,255

Danone SA	1,980,115	109,388

Pernod Ricard SA	225,554	49,557

Sanofi	1,597,671	163,346

TotalEnergies SE	3,444,861	174,309

Valeo	1,968,503	36,360

Vinci S.A.	767,028	78,370

		936,657

Germany — 6.5%

Bayer AG	1,314,423	89,906

RWE AG	3,174,809	138,240

SAP SE	1,536,912	170,334

		398,480

Hong Kong — 1.6%

Sands China Ltd.[1]	40,895,600	97,290

Indonesia — 0.2%

Bank Mandiri Persero Tbk PT	26,443,300	14,503

The accompanying notes are an integral part of the financial statements.

6	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2022 (Unaudited)

Causeway International Value Fund	Number of Shares	Value

Ireland — 1.6%

Ryanair Holdings PLC ADR[1]	1,127,393	$98,219

Italy — 5.7%

Enel SpA	25,158,817	167,980

UniCredit SpA	16,617,763	179,269

		347,249

Japan — 7.7%

FANUC Corp.	1,127,500	197,887

Murata Manufacturing Co. Ltd.	1,382,600	91,076

Sumitomo Mitsui Financial Group Inc.	1,968,800	62,191

Takeda Pharmaceutical Co. Ltd.	4,203,500	119,767

		470,921

Netherlands — 3.5%

Akzo Nobel NV	860,186	73,910

ArcelorMittal S.A.	254,934	8,167

ING Groep NV	8,646,936	90,282

Koninklijke Philips NV	1,409,045	42,967

		215,326

South Korea — 4.4%

Samsung Electronics Co. Ltd.	3,400,410	194,582

SK Hynix Inc.	752,657	72,405

		266,987

Spain — 7.8%

Aena SME S.A.[1]	681,896	113,673

Amadeus IT Group S.A.[1]	2,785,150	181,086

Banco Bilbao Vizcaya Argentaria S.A.	7,625,907	43,544

CaixaBank SA	31,452,931	106,685

Iberdrola S.A.	2,713,216	29,655

		474,643

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2022 (Unaudited)

Causeway International Value Fund	Number of Shares	Value

Sweden — 1.4%

Swedbank AB	5,571,256	$83,210

Switzerland — 8.9%

Cie Financiere Richemont SA, Class A	139,525	17,685

Credit Suisse Group AG	9,219,851	72,580

Novartis AG	2,093,884	183,825

Roche Holding AG	368,139	145,659

Zurich Insurance Group AG	251,755	124,342

		544,091

United Kingdom — 28.0%

AstraZeneca PLC	1,160,561	153,905

Balfour Beatty PLC	6,033,980	20,333

Barclays PLC	42,679,124	82,732

BP PLC	33,661,965	165,023

British American Tobacco PLC	2,206,005	92,646

Compass Group PLC	5,267,528	113,357

GlaxoSmithKline PLC	2,992,069	64,739

Prudential PLC	10,605,031	156,564

Reckitt Benckiser Group PLC	1,662,757	126,845

RELX PLC (EUR)	1,958,289	60,922

RELX PLC (GBP)	2,177,546	67,760

Rolls-Royce Holdings PLC[1]	177,769,445	233,766

Shell PLC	6,256,934	170,883

Unilever PLC	2,897,531	131,555

WH Smith PLC[1]	3,467,105	64,758

		1,705,788

Total Common Stock

(Cost $5,868,856) — 95.4%		5,819,438

The accompanying notes are an integral part of the financial statements.

8	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2022 (Unaudited)

Causeway International Value Fund	Number of Shares	Value

PREFERRED STOCK

Germany — 1.7%

Volkswagen AG‡	606,207	$104,178

Total Preferred Stock

(Cost $127,847) — 1.7%		104,178

SHORT-TERM INVESTMENT

Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 0.258%**	171,256,571	171,257

Total Short-Term Investment

(Cost $171,257) — 2.8%		171,257

Total Investments — 99.9%

(Cost $6,167,960)		6,094,873

Other Assets in Excess of Liabilities — 0.1%		4,540

Net Assets — 100.0%		$6,099,413

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2022.
‡	There is currently no rate available.
1	Non-income producing security.
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	9

SCHEDULE OF INVESTMENTS (000) (concluded)

March 31, 2022 (Unaudited)

The table below sets forth information about the Levels within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2022:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Canada	$133,258	$—	$—	$133,258
China	—	32,816	—	32,816
France	—	936,657	—	936,657
Germany	—	398,480	—	398,480
Hong Kong	—	97,290	—	97,290
Indonesia	—	14,503	—	14,503
Ireland	98,219	—	—	98,219
Italy	—	347,249	—	347,249
Japan	—	470,921	—	470,921
Netherlands	—	215,326	—	215,326
South Korea	—	266,987	—	266,987
Spain	—	474,643	—	474,643
Sweden	—	83,210	—	83,210
Switzerland	—	544,091	—	544,091
United Kingdom	—	1,705,788	—	1,705,788

Total Common Stock	231,477	5,587,961	—	5,819,438

Preferred Stock
Germany	—	104,178	—	104,178

Total Preferred Stock	—	104,178	—	104,178

Short-Term Investment	171,257	—	—	171,257

Total Investments in Securities	$402,734	$5,692,139	$—	$6,094,873

For more information of valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

10	Causeway International Value Fund

SECTOR DIVERSIFICATION

As of March 31, 2022, the sector diversification was as follows (Unaudited):

Causeway International Value Fund	Common Stock	Preferred Stock	% of Net Assets

Financials	19.0%	0.0%	19.0%

Industrials	18.5	0.0	18.5

Health Care	15.2	0.0	15.2

Information Technology	11.7	0.0	11.7

Consumer Staples	9.0	0.0	9.0

Energy	8.3	0.0	8.3

Consumer Discretionary	6.2	1.7	7.9

Utilities	5.5	0.0	5.5

Materials	2.0	0.0	2.0

Total	95.4	1.7	97.1

Short-Term Investment			2.8

Other Assets in Excess of Liabilities			0.1

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	11

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY INTERNATIONAL VALUE FUND

3/31/22
ASSETS:
Investments at Value (Cost $6,167,960)	$6,094,873
Cash	29,898
Receivable for Tax Reclaims	26,763
Receivable for Dividends	19,600
Receivable for Fund Shares Sold	13,343
Receivable for Investment Securities Sold	1,381
Prepaid Expenses	254

Total Assets	6,186,112

LIABILITIES:
Payable for Investment Securities Purchased	67,617
Payable for Fund Shares Redeemed	8,494
Payable for Income Tax Liability	3,934
Payable Due to Adviser	3,528
Foreign Currency Payable at Value (Proceeds $1,307)	1,307
Unrealized Depreciation on Spot Foreign Currency Contracts	151
Payable for Shareholder Service Fees — Investor Class	122
Payable Due to Administrator	96
Payable for Trustees’ Fees	74
Other Accrued Expenses	1,376

Total Liabilities	86,699

Net Assets	$6,099,413

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$6,102,312
Total Accumulated Losses	(2,899)

Net Assets	$6,099,413

Net Asset Value Per Share (based on net assets of $5,756,267,821 ÷ 349,656,814 shares) — Institutional Class	$16.46

Net Asset Value Per Share (based on net assets of $343,144,942 ÷ 20,999,446 shares) — Investor Class	$16.34

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

12	Causeway International Value Fund

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY INTERNATIONAL VALUE FUND

10/01/21 to 3/31/22
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $6,367)	$60,555
Interest Income	61

Total Investment Income	60,616

EXPENSES:
Investment Advisory Fees	25,205
Income Tax	338
Administration Fees	613
Shareholder Service Fees — Investor Class	454
Transfer Agent Fees	401
Custodian Fees	278
Printing Fees	207
Trustees’ Fees	166
Professional Fees	130
Registration Fees	79
Other Fees	309

Total Expenses	28,180

Waiver of Investment Advisory Fees	(893)

Total Waiver	(893)

Net Expenses	27,287

Net Investment Income	33,329

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	282,191
Net Realized Loss from Foreign Currency Transactions	(600)
Net Change in Unrealized Depreciation on Investments	(601,538)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(1,061)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(321,008)

Net Decrease in Net Assets Resulting from Operations	$(287,679)

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	13

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL VALUE FUND

	10/01/21 to 3/31/22 (Unaudited)	10/01/20 to 9/30/21
OPERATIONS:
Net Investment Income	$33,329	$110,836
Net Realized Gain on Investments	282,191	615,268
Net Realized Loss from Foreign Currency Transactions	(600)	(1,080)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(601,538)	985,142
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(1,061)	(1,477)

Net Increase (Decrease) in Net Assets Resulting From Operations	(287,679)	1,708,689

DISTRIBUTIONS:
Institutional Class	(107,566)	(73,126)
Investor Class	(5,808)	(3,976)

Total Distributions to Shareholders	(113,374)	(77,102)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions(1)	306,413	(290,485)

Total Increase (Decrease) in Net Assets	(94,640)	1,341,102

NET ASSETS:
Beginning of Period	6,194,053	4,852,951

End of Period	$6,099,413	$6,194,053

(1)	See Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

14	Causeway International Value Fund

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FINANCIAL HIGHLIGHTS

For the Six Months Ended March 31, 2022 (Unaudited) and the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Period or Fiscal Years

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL VALUE FUND
Institutional
2022(1)	17.55	0.09	(0.86)	(0.77)	(0.32)	—	(0.32)	—
2021	12.93	0.33	4.51	4.84	(0.22)	—	(0.22)	—
2020	14.68	0.21	(1.23)	(1.02)	(0.50)	(0.23)	(0.73)	—
2019	16.53	0.47	(1.84)	(1.37)	(0.37)	(0.11)	(0.48)	—	(2)
2018	16.78	0.37	(0.30)	0.07	(0.32)	—	(0.32)	—	(2)
2017	14.08	0.32	2.65	2.97	(0.27)	—	(0.27)	—	(2)
Investor
2022(1)	17.40	0.07	(0.85)	(0.78)	(0.28)	—	(0.28)	—
2021	12.81	0.29	4.48	4.77	(0.18)	—	(0.18)	—
2020	14.55	0.16	(1.21)	(1.05)	(0.46)	(0.23)	(0.69)	—
2019	16.39	0.44	(1.83)	(1.39)	(0.34)	(0.11)	(0.45)	—	(2)
2018	16.64	0.34	(0.29)	0.05	(0.30)	—	(0.30)	—	(2)
2017	13.96	0.28	2.63	2.91	(0.23)	—	(0.23)	—	(2)

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Amount represents less than $0.01 per share.
(3)

The expense ratio includes a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Had this adjustment been excluded, the ratios would have been 1.13% and 1.87% respectively.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

16	Causeway International Value Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)		Portfolio Turnover Rate (%)

16.46	(4.47)	5,756,268	0.85		0.88	1.07		24
17.55	37.59	5,838,585	0.85		0.89	1.94		60
12.93	(7.83)	4,537,029	0.88		0.88	1.51		57
14.68	(8.01)	5,896,074	0.90		0.90	3.18		36
16.53	0.33	7,791,400	0.88		0.88	2.19		30
16.78	21.51	7,475,373	0.89		0.89	2.16		35

16.34	(4.56)	343,145	1.10		1.13	0.81		24
17.40	37.33	355,468	1.08		1.12	1.73		60
12.81	(8.06)	315,922	1.11		1.12	1.18		57
14.55	(8.26)	615,202	1.14		1.14	3.02		36
16.39	0.22	684,037	0.98	(3)	0.98	2.03	(3)	30
16.64	21.22	790,147	1.14		1.14	1.90		35

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway International Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. As of March 31, 2022, the Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration

18	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and
•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures or when foreign markets are closed.

As of and during the six months ended March 31, 2022, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not”

Causeway International Value Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period, the Fund did not incur any significant interest or penalties.

The Fund has received payments for Article 63 EU Tax Reclaims (“EU tax reclaims”) related to previously withheld taxes on dividends earned in prior years. EU tax reclaim and associated late interest amounts awarded by European countries are reflected as Other Income on the Statement of Operations, if applicable. The Fund has also filed for additional EU tax reclaims. Generally, unless recovery amounts are collectible and free from significant contingencies, recoveries will not be recognized in the Fund’s net asset value until collected. The receipt of EU tax reclaims and interest will result in a tax liability to the Fund to offset the tax benefits that shareholders received in the past. The precise amount of the tax liability is uncertain and is subject to settlement negotiations with the U.S. Internal Revenue Service (“U.S. IRS”). Based on information available as of the date of this report, the Fund has accrued an amount of the estimated tax liability payable to the U.S. IRS on behalf of its shareholders which is recorded as a reduction of Other Income on the Statement of Operations, if applicable.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Expenses of the Shareholder

20	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Service Plan and Agreement for the Investor Class are borne by that class of shares. Income, realized and unrealized gains (losses) and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Cash – Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested and earned income are available on the same business day.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the six months ended March 31, 2022, the Fund received commission recapture payments of $23,154.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2023 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the

Fund invests, and extraordinary expenses) from exceeding 0.85% of Institutional Class and Investor Class average daily net assets. For the six months ended March 31, 2022, the Adviser waived $892,925 of its advisory fee. The expense waivers and reimbursements are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2022, the Investor Class paid 0.25% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2022, approximately $2,670 (000) of the Fund’s net assets were held by investors affiliated with the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sales of securities, other than short-term invest-

Causeway International Value Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

ments, during the six months ended March 31, 2022, for the Fund were as follows (000):

Purchases	Sales
$1,693,251	$1,479,155

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to additional risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Global economies are increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, wars, and social unrest) in one country or region might adversely impact a different country or region. Furthermore, the occurrence of severe weather or geological events, fires, floods, earthquakes, climate change or other natural or man-made disasters, outbreaks of disease, epidemics and pandemics, malicious acts, cyber-attacks or terrorist acts, among other events, could adversely impact the performance of the Fund. These events may result in, among other consequences, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. These events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by political or economic conditions or events. Moreover, negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations.

For example, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The COVID-19 pandemic has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19, including new variants of the underlying virus, have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund. Similar consequences could arise as a result of the spread of other infectious diseases.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

22	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2021 and September 30, 2020 was as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2021	$77,102	$—	$77,102
2020	234,631	77,191	311,822

As of September 30, 2021, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$110,941
Capital Loss Carryforwards	(113,269)
Unrealized Appreciation	400,486
Other Temporary Differences	(4)

Total Distributable Earnings	$398,154

Post-October losses represent losses realized on investment transactions from November 1, 2020 through September 30, 2021, that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. Losses carried forward are as follows (000):

Short-Term Loss	Long-Term Loss	Total
$—	$113,269	$113,269

For the fiscal year ended September 30, 2021, the Fund did not use any capital loss carryforwards.

At March 31, 2022, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Depreciation
$6,167,960	$441,293	$(514,380)	$(73,087)

Causeway International Value Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2022 (Unaudited)		Fiscal Year Ended September 30, 2021
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	48,395	$839,179	93,671	$1,603,554
Shares Issued in Reinvestment of Dividends and Distributions	5,709	97,277	4,143	67,328
Shares Redeemed	(37,114)	(640,518)	(116,128)	(1,897,347)

Increase (Decrease) in Shares Outstanding Derived from Institutional Class Transactions	16,990	295,938	(18,314)	(226,465)

Investor Class
Shares Sold	3,479	59,069	3,779	62,293
Shares Issued in Reinvestment of Dividends and Distributions	336	5,686	242	3,900
Shares Redeemed	(3,242)	(54,280)	(8,250)	(130,213)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	573	10,475	(4,229)	(64,020)

Net Increase (Decrease) in Shares Outstanding from Capital Share Transactions	17,563	$306,413	(22,543)	$(290,485)

8.	Significant Shareholder Concentration

As of March 31, 2022, three of the Fund’s shareholders of record owned 51% of the Institutional Class shares. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, institutional investors and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

24	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

10.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

Causeway International Value Fund	25

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2021 to March 31, 2022).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

26	Causeway International Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/21	Ending Account Value 3/31/22	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Value Fund

Actual Fund Return
Institutional Class	$1,000.00	$955.30	0.85%	$4.14

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.69	0.85%	$4.28

Actual Fund Return
Investor Class	$1,000.00	$954.40	1.10%	$5.36

Hypothetical 5% Return
Investor Class	$1,000.00	$1,019.45	1.10%	$5.54

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

Causeway International Value Fund	27

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In October 2016, the Securities and Exchange Commission (“SEC”) adopted Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940. The Liquidity Rule requires a mutual fund to adopt a liquidity risk management program (“Program”). In June 2018, the SEC adopted a requirement that a mutual fund disclose information about the operation and effectiveness of its Program in its reports to shareholders.

The Fund has adopted and implemented a Program pursuant to the Liquidity Rule, effective December 1, 2018. The Program is intended to provide a framework for: (1) assessing and managing the Fund’s liquidity risk (i.e., the risk that the Fund could not meet requests to redeem shares without significantly diluting remaining investors’ interests) based on a variety of factors, including the Fund’s investment strategy and liquidity of its portfolio investments, (2) classifying the liquidity of the Fund’s investments, (3) determining the Fund’s highly liquid investment minimum (“HLIM”), if applicable, (4) complying with the Fund’s illiquid investment limit, and (5) reporting to the Fund’s Board of Trustees. The Board of Trustees designated the Fund’s investment adviser, Causeway Capital Management LLC (the “Program Administrator”), to administer the Program. The Program Administrator established a liquidity risk management group to assist the Program Administrator in administering the Program.

Under the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.

The Liquidity Rule prohibits mutual funds from acquiring investments that would cause their illiquid investments to exceed 15% of net assets. The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine a minimum percentage of net assets to be invested in highly liquid investments (the HLIM). The Program includes provisions designed to comply with the 15% limit on illiquid investments and for determining and complying with the HLIM requirement, as applicable.

In accordance with the Liquidity Rule, the Program Administrator prepared, and the Fund’s Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from January 1, 2021 through December 31, 2021. During the period, there were no liquidity events that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining investors’ interests. The report concluded that the Program remains reasonably designed to assess and manage the Fund’s liquidity risk, and that during the period the Program was implemented effectively.

28	Causeway International Value Fund

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. Please read the summary or full prospectus carefully before you invest or send money. To obtain additional information including charges, expenses, investment objectives, or risk factors, or to open an account, call 1.866.947.7000, or visit us online at www.causewayfunds.com.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-SA-003-1500

Item 2.	Code of Ethics.

Not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by the report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 270.30a-15(b) or §240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR § 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Exhibits.

(a)(1) Not required for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR §  270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR § 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Gracie V. Fermelia
Gracie V. Fermelia, President

Date: June 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gracie V. Fermelia
Gracie V. Fermelia, President

Date: June 9, 2022

By	/s/ Eric Olsen
Eric Olsen, Treasurer

Date: June 9, 2022